UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2008
Brandywine Realty Trust
Brandywine Operating Partnership, L.P.
(Exact name of registrant as specified in charter)

MARYLAND (Brandywine Realty Trust)	001-9106	23-2413352
DELAWARE (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
555 East Lancaster Avenue, Suite 100
Radnor, PA 19087
(Address of principal executive offices)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (a) On July 9, 2008, Darryl M. Dunn resigned as our principal accounting officer. Mr. Dunn joined us as Vice President and Chief Accounting Officer on January 9, 2007.
          (b) On July 9, 2008, we appointed Gabriel J. Mainardi, age 34, as our principal accounting officer.
Mr. Mainardi is our Vice President – Corporate Accounting. Mr. Mainardi joined us in 2005 as our corporate controller. Prior to joining us, Mr. Mainardi was a senior manager in public accounting at Ernst & Young LLP, where he worked from October 1996 through July 2005, specializing in real estate clients.  Mr. Mainardi is a licensed certified public accountant in the Commonwealth of Pennsylvania and holds a Bachelor of Science degree in accountancy from Villanova University.

          Signatures
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Brandywine Realty Trust

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

By:	Brandywine Operating Partnership, L.P.

	By:	Brandywine Realty Trust, its General Partner

	By:	/s/ Howard M. Sipzner

Howard M. Sipzner
Executive Vice President and Chief Financial Officer
Date: July 11, 2008